SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2001


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                0-21930                 77-0340829
  (State or Other Jurisdiction     (Commission              (IRS Employer
          of Incorporation)        File Number)           Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS


        Reference is made to the press release of BioSource International, Inc. (the "Registrant"), issued on February 28, 2001, which contains information meeting the requirements of this Item 5. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release dated February 28, 2001 and announcing the Registrant's 2000 financial results.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 21, 2000                              BIOSOURCE INTERNATIONAL, INC.


                                            By:    /S/ CHARLES C. BEST
                                                --------------------------
                                                   Charles C. Best
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER

99.1           Press Release dated February 28, 2001,                    5
               Announcing 2000 Financial Results


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